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                                                                   EXHIBIT 10.25

                               AMENDMENT TO LEASE


This Amendment to Lease is made and entered into this 22nd day of November 2004, by and between Mountain States Mutual Casualty Company, a New Mexico Corporation ("Landlord") and Quovadx Inc., previously known as Xcare.net Inc., a Delaware Corporation ("Tenant").

WHEREAS, a certain Lease dated November 8, 1999, was made and entered into covering Premises within that certain real property described as Mountain States Insurance Group Building, located at 5051 Journal Center Boulevard NE, Albuquerque, New Mexico 87109, by and between Mountain States Mutual Casualty Company, and Xcare.net, Inc., (the "Lease").

WHEREAS, the Premises is Suite #410 containing 5,240 rentable square feet.

WHEREAS, it is now the mutual desire of the parties to amend the Lease as hereinafter set forth:

The Landlord and Tenant agree as follows:

     1. The Lease Term is extended for an additional Thirty-Six (36) months, commencing on February 1, 2005 and ending on January 31, 2008.

     2. The base rent for the Premises for the extended Lease Term will be as follows:

                  Months  1-12      $8,515.00 Monthly
                  Months 13-24      $8,733.33 Monthly
                  Months 25-36      $8,951.67 Monthly

     3. Pursuant to the terms of Paragraph 14 Landlord consents to the contemplated assignment of this Lease by Tenant to Royal Health Care subject to Landlords prompt review and approval of terms and conditions of the Assignment, which approval shall not unreasonably be withheld.

     4. All other terms and conditions of the Lease are reconfirmed by Landlord and Tenant and remain in full force and effect without change or modification.

IN WITNESS WHEREOF, this Amendment has been executed on the day and year first above written.

Landlord:                                      Tenant:
Mountain States Mutual Casualty Company        Quovadx Inc.
By: /s/ JERRY P. WITH                          By: /s/ MELVIN L. KEATING
   ------------------------------------           ------------------------------
Name & Title: Jerry P With, President          Name & Title: Acting CFO
Date: 11-30-2004                               Date: 11-22-2004


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STATE OF NEW MEXICO
COUNTY OF BERNALILLO

This instrument was acknowledged before me on November 30, 2004 by Jerry P. With, as President of Mountain States Mutual Casualty Company, a New Mexico Corporation.


(Seal)                                       /s/ LEJEAN GOSLAR
                                             -----------------------------------
                                             Notary Public

OFFICIAL SEAL
                                             LEJEAN GOSLAR
                                             Notary Public
                                             State of New Mexico
                                             My Commission Expires June 19, 2008


STATE OF COLORADO
COUNTY OF ARAPAHOE

This instrument was acknowledged before me on November 22, 2004 by Melvin L. Keating as Acting CFO of Quovadx Inc., a Delaware Corporation.


(Seal)                                       /s/ SHIRLEY A. SIBSON
                                             -----------------------------------
                                             Notary Public

OFFICIAL SEAL
                                             SHIRLEY A. SIBSON
                                             Notary Public
                                             State of Colorado
                                             Commission Expires 7/9/2006